May 1, 2017

Walden International Equity Fund (WIEFX)	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, both dated May 1, 2017, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.btim.com. You also can obtain this information at no cost by calling 1-800-282-8782 x7050, sending an email request to mfinformation@bostontrust.com, or asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Goals

The Walden International Equity Fund seeks long-term capital growth through an actively managed portfolio of equities of international companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Walden International Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses(1)	1.11%
Total Annual Fund Operating Expenses	1.86%
Fee Waiver and/or Expense Reimbursement(2)	(0.71)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%

(1)         Other expenses are based on estimated amounts for the Fund’s first fiscal period.

(2)         Boston Trust Investment Management, Inc. (the “Adviser”) has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.15% of its average daily net assets through May 1, 2018 (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles). The Adviser may seek recoupment of fees waived and expenses reimbursed within three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses, or the limitation in place at the time of initial waiver/reimbursement. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$516	$940	$2,122

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period April 1, 2016 through December 31, 2016, the Fund’s portfolio turnover rate was 4.90% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities of large and middle capitalization companies located in developed countries. Under normal market conditions, the Fund will invest a majority of its assets in non-U.S. securities. The Fund expects to purchase securities of companies whose market capitalization at the time of purchase are encompassed by the range of an index which is a proxy for the international developed markets. Market capitalization ranges may vary from country to country. As of December 31, 2016, the range of the MSCI World ex-USA Index would encompass firms with market capitalizations from $1.2 billion to $230.7 billion. The Fund is broadly diversified across countries, economic sectors, and currencies. Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities, including ordinary shares (also known as common stocks). “Assets” means net assets, plus the amount of borrowing for investment purposes. Shareholders will be given 60 days advance notice of any change to this policy.

The Walden International Equity Fund incorporates comprehensive environmental, social and governance (ESG) guidelines in investment selection and portfolio management. In selecting stocks, Walden Asset Management (“Walden”), a division of the Adviser, favors investment in companies it deems to have relatively strong ESG records and seeks to avoid those with inferior ESG performance relative to peers. Proxy voting policies and practices reflect ESG considerations as a means to strengthen portfolio company ESG performance and accountability. Shareholder engagement may also be utilized.

Walden researches, evaluates and seeks to promote corporate responsibility in five areas: products and services; workplace conditions; community impact; environmental impact; and corporate governance. In each of the five areas identified above, and notwithstanding other investment considerations, Walden favors companies judged to demonstrate better practices relative to peers, improvement over time, robust management systems, and accountability through standardized public reporting and responsiveness to shareholders.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of the Adviser or Boston Trust & Investment Management Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

www.btim.com	www.waldenassetmgmt.com

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of a Fund’s shares, can fluctuate — at times dramatically.

Mid Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards.

Currency Risk: A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency and can result in a loss to the Fund.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. The Adviser may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

ESG Criteria Risk: Because the Fund’s criteria exclude securities of certain issuers for nonfinancial reasons, therefore, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with those of a broad measure of market performance. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.waldenassetmgmt.com or by calling 1-800-282-8782, extension 7050.

Average Total Returns (Years ended December 31)

Best quarter:	Worst quarter:
3Q 2016	4Q 2016
4.37%	(2.97)%

For the period January 1, 2017 through March 31, 2017, the aggregate (non-annualized) total return for the Fund was 6.21%.

Average Annual Total Returns (as of December 31, 2016)	1 Year	Since Inception (6/9/15)
Walden International Equity Fund
Before Taxes	0.52%	(2.91)%
After Taxes on Distributions	0.09%	(3.23)%
After Taxes on Distributions and Sale of Fund Shares	0.64%	(2.21)%
MSCI World ex-USA Index (net) (reflects deduction for withholding taxes)	2.75%	(3.50)%
Russell Developed ex-US Large Cap Index (net) (reflects deduction for withholding taxes)	2.42%	(3.52)%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

Investment Adviser:	Boston Trust Investment Management, Inc.
Lead Portfolio Manager:	William Apfel, CFA, Since 2015
Portfolio Managers:	Nathaniel J. Riley, CFA, Since 2017
David A. Sandell, CFA, Since 2017

Buying and Selling Fund Shares

Minimum Initial Investment:	$1,000,000
Minimum Additional Investment:	$1,000

To Place Orders:

Boston Trust & Walden Funds

c/o Boston Trust & Investment Management Company

One Beacon Street, Boston, MA 02108

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust & Walden Funds, c/o Boston Trust & Investment Management Company, One Beacon Street, Boston, MA 02108), or by telephone (1-800-282-8782, ext 7050). You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest — Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.